                              SUBJECT TO REVISION

                      SERIES TERM SHEET DATED MAY 19, 1999

                                  $538,691,000

                       FIRST USA CREDIT CARD MASTER TRUST

  $500,000,000 Class A Floating Rate Asset Backed Certificates, Series 1999-4 $ 38,691,000 Class B Floating Rate Asset Backed Certificates, Series 1999-4

                              FIRST USA BANK, N.A.
                            TRANSFEROR AND SERVICER

                               ------------------

THESE SECURITIES ARE INTERESTS IN FIRST USA CREDIT CARD MASTER TRUST AND ARE BACKED ONLY BY THE ASSETS OF THE TRUST. NEITHER THESE SECURITIES NOR THE ASSETS OF THE TRUST ARE OBLIGATIONS OF FIRST USA BANK, N.A. OR ANY AFFILIATE THEREOF, OR OBLIGATIONS INSURED BY THE FDIC.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THESE SECURITIES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THESE SECURITIES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THESE SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET OR THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

BANC ONE CAPITAL MARKETS, INC.
[BANC ONE  LOGO]
                            BEAR, STEARNS & CO. INC.
                                                                 LEHMAN BROTHERS

                                SUMMARY OF TERMS

----------------------------------------------------------------------------------------------------
 Trust:                                       First USA Credit Card Master Trust -- "Trust"
 Transferor:                                  First USA Bank, National Association -- "First USA" or
                                              the "Bank"
 Servicer:                                    First USA
 Trustee:                                     The Bank of New York (Delaware)
 Pricing Date:
 Closing Date:
 Clearance and Settlement:                    DTC/Cedelbank/Euroclear
 Trust Assets:                                receivables originated in VISA(R) and MasterCard(R)
                                              accounts, including recoveries on charged-off
                                              receivables
----------------------------------------------------------------------------------------------------

Series Structure:                              Amount                       % of Total Series
  Class A                                      $500,000,000                 84.0%
  Class B                                      $38,691,000                  6.5%
  Excess Collateral                            $56,548,000                  9.5%
Annual Servicing Fee:                          1.5% if First USA is
                                               Servicer, or 2.0%

                                                        CLASS A                   CLASS B
                                               -------------------------    --------------------
Anticipated Ratings:*
(Moody's / Standard & Poor's / Fitch IBCA)     Aaa/AAA/AAA                  A1/A/A+
Credit Enhancement:                            subordination of Class B     subordination of the
                                               and the excess collateral    excess collateral
Interest Rate:                                 one-month LIBOR              one-month LIBOR
                                               +   % p.a.                   +   % p.a.
Interest Accrual Method:                       actual / 360                 actual / 360
Interest Payment Dates:                        monthly (19th)               monthly (19th)
Interest Rate Index Reset Date:                2 London business            2 London business
                                               days before each             days before each
                                               interest payment             interest payment
                                               date                         date
First Interest Payment Date:                   June 21, 1999                June 21, 1999
Scheduled Payment Date:                        May 20, 2002                 May 20, 2002
Commencement of Accumulation Period (subject
  to adjustment):                              April 30, 2001               April 30, 2001
Stated Series Termination Date:                January 19, 2005             January 19, 2005
Application for Exchange Listing:              Luxembourg                   Luxembourg
CUSIP Number:
ISIN Number:
Common Code:

---------------

* It is a condition to issuance that one of these ratings be obtained.

                                STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of Series 1999-4. To fully understand the terms of Series 1999-4 you will need to read both the prospectus supplement and the prospectus in their entirety. This Series Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-4 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank, N.A. (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

THE SERIES 1999-4 CERTIFICATES

Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the excess collateral. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in the prospectus supplement and the prospectus.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

          - subordination of Class B; and

          - subordination of the excess collateral.

Credit enhancement is provided to Class B by the following:

          - subordination of the excess collateral.

The effect of subordination is that the more subordinated interests will absorb any losses allocated to Series 1999-4, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the excess collateral will be $56,548,000 or 9.5% of the initial Class A invested amount, the initial Class B invested amount and the initial excess collateral amount. If the cash flow and any subordinated interest do not cover all losses allocated to Series 1999-4, your payments of interest and principal will be reduced and you may suffer a loss of principal.

FIRST USA CREDIT CARD MASTER TRUST

Your series is one of thirty-seven First USA Credit Card Master Trust series which are expected to be outstanding as of the closing date.

First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:

          - certificateholders of Series 1999-4;

          - certificateholders of other series issued by First USA Credit Card Master Trust;

          - providers of credit enhancements for Series 1999-4 and other series issued by First USA Credit Card Master Trust; and

          - First USA.

Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 1999-4 certificates at any time when the outstanding amount of the Series 1999-4 certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 1999-4 certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

SCHEDULED PRINCIPAL PAYMENTS AND POTENTIAL LATER PAYMENTS

First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on May 20, 2002. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account during an "accumulation period" on each "transfer date." The length of the controlled accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A, Class B and excess collateral payment amounts.

If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all principal collections allocated to Series 1999-4 until it is fully repaid.

After Class A is fully repaid the Trust will use principal collections allocated to Series 1999-4 to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 1999-4 after Class A is fully repaid.

Prior to the commencement of an accumulation or amortization period for Series 1999-4, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

MINIMUM YIELD ON THE RECEIVABLES; POSSIBLE EARLY PRINCIPAL REPAYMENT OF SERIES 1999-4

Class A or Class B may be repaid earlier than its scheduled payment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 1999-4 in any month, referred to as the "base rate," is the sum of the Class A interest rate, the Class B interest rate and the excess collateral minimum interest rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 1999-4 and the Trust will commence a rapid amortization of Series 1999-4, and holders of Series 1999-4 certificates will receive principal payments earlier than the scheduled principal payment date.

Series 1999-4 is also subject to several other pay out events, which could cause Series 1999-4 to amortize. If Series 1999-4 begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than January 19, 2005, which is the stated series termination date.

TAX STATUS OF CLASS A AND CLASS B

Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. Federal income tax purposes.

The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

ERISA CONSIDERATIONS

Class A Certificates: The underwriters anticipate that the Class A certificates will meet the criteria for treatment as "publicly-offered securities." If so, subject to important considerations described in the supplement and in the prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: It is not anticipated that the Class B certificates will meet the criteria for treatment as "publicly-offered securities." As such, pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

      --  "employee benefit plans" as defined in section 3(3) of ERISA;

      -- any "plan" as defined in section 4975 of the U.S. Internal Revenue Code; and

      -- any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity including insurance company general accounts.

By purchasing any Class B certificates, you certify that you are not within any of those categories.

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of First USA Bank, N.A. is 201 North Walnut Street, Wilmington, Delaware, 19801 and the telephone number is (302) 594-4000.

                     SELECTED TRUST PORTFOLIO SUMMARY DATA

 Geographic Distribution of Receivables in Trust Portfolio as of March 31, 1999

                    [Chart showing geographic distribution]

The chart above shows the geographic distribution of the receivables in the Trust Portfolio among the 50 states, the District of Columbia and the other United States territories and possessions. Other than the states specifically shown in the chart, no state accounts for more than 5% of the receivables in the Trust Portfolio.

                                  PAYMENT DATA

                          [Chart showing payment data]

The chart above shows the yield percentage, payment rate and loss percentage for the Trust portfolio for each month from September 1997 to March 1999.

The "YIELD PERCENTAGE" for any month is the sum of the amounts of collected finance charges and fees and discount receivables allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. The collected finance charges and fees and discount receivables are allocated to the representative series based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The "PAYMENT RATE" for any month is the total amount of principal collections allocated to the Trust for the monthly period, expressed as a percentage of average monthly principal receivable balances.

The "LOSS PERCENTAGE" for any monthly period is the sum of the principal receivables in charged-off accounts, net of recoveries from previously charged-off accounts, allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. Principal receivables in charged-off accounts are allocated to the representative series on a daily basis during the month based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. Recoveries from previously charged-off accounts are allocated to the representative series at the end of the month based on the weighted average floating allocation percentage for the month. A representative series is one that is outstanding at its initial invested amount for each day during the month.

                       FIRST USA'S CREDIT CARD PORTFOLIO

     The Bank converted to a national bank charter on July 1, 1998 and is now named "First USA Bank, National Association." Concurrently with this charter conversion, all consumer VISA and MasterCard credit card accounts previously held by other bank subsidiaries of BANK ONE CORPORATION ("BANK ONE") were consolidated in the Bank, which also replaced Bank One, N.A. as seller/servicer for the Banc One Credit Card Master Trust, another BANK ONE credit card securitization vehicle. As a result of the merger of First USA, Inc. with and into BANK ONE on June 27, 1997, the Bank is now an indirect wholly-owned subsidiary of BANK ONE.

     The Bank added receivables in certain accounts originated by the Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Bank to the Trust on July 6, 1998. On September 30, 1998, the Bank purchased the credit card portfolio of Chevy Chase Bank, F.S.B. ("Chevy Chase"). On November 16, 1998, the Bank acquired accounts formerly owned by First National Bank of Commerce ("First Commerce") as a result of a merger between First Commerce and Bank One, Louisiana, N.A. and the transfer by Bank One, Louisiana, N.A. to the Bank of substantially all of such accounts. On December 24, 1998, the Bank purchased a portfolio of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE Capital"). The portfolio includes approximately $2.2 billion in managed credit card loans. The Bank has not added to the Trust receivables in any of the accounts acquired from Chevy Chase, First Commerce or GE Capital. A substantial portion of each such portfolio (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. However, the Bank may, from time to time, add to the Trust additional receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on additions of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition.

     Effective October 2, 1998, First Chicago NBD Corporation, a Delaware corporation, merged with and into BANK ONE, the parent corporation of the Bank. Immediately prior to such merger, BANC ONE CORPORATION, an Ohio corporation ("BANC ONE"), also merged with and into BANK ONE, which had been a subsidiary of BANC ONE prior to such merger. BANK ONE is a bank holding company headquartered in Chicago, Illinois and registered under the Bank Holding Company Act of 1956, as amended.

     There is currently a proposal to merge First USA into FCC National Bank, an affiliated national banking association that would be the surviving bank. If such merger were to occur, it is proposed that the surviving bank be renamed First USA Bank, National Association. While such merger may occur during the third quarter of 1999, it is subject to the satisfaction of certain conditions, including the conditions set forth in the Pooling and Servicing Agreement, approval by the Board of Directors of each of First USA and FCC National Bank, and approval by the Office of the Comptroller of the Currency, and there can be no assurance that such merger will take place.

     The following tables set forth the delinquency and loss experience for each of the periods shown for the Trust Portfolio. Reported loss and delinquency percentages for the Trust Portfolio may be reduced as a result of the addition of newly originated receivables. Receivables in newly originated accounts generally have lower delinquency and loss levels than receivables in more seasoned accounts and the addition of these receivables to the Trust Portfolio increases the outstanding receivables balance for the Trust Portfolio.

                             DELINQUENCY EXPERIENCE
                                TRUST PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                           AS OF DECEMBER 31,
                                                                        ---------------------------------------------------------
                                             AS OF MARCH 31, 1999                  1998                          1997
                                          ---------------------------   ---------------------------   ---------------------------
                                                        PERCENTAGE OF                 PERCENTAGE OF                 PERCENTAGE OF
                                            DOLLAR       RECEIVABLES      DOLLAR       RECEIVABLES      DOLLAR       RECEIVABLES
                                           AMOUNT(1)     OUTSTANDING     AMOUNT(1)     OUTSTANDING     AMOUNT(1)     OUTSTANDING
                                          -----------   -------------   -----------   -------------   -----------   -------------
Receivables Outstanding.................  $33,624,729      100.00%      $33,988,293      100.00%      $26,059,175      100.00%
                                          ===========      ======       ===========      ======       ===========      ======
Number of Days Delinquent:(2)
  35-64 days............................  $   470,332        1.40%      $   468,434        1.38%      $   413,888        1.59%
  65-94 days............................      309,008        0.92           307,108        0.90           269,870        1.03
  95 or more days.......................      645,860        1.92           615,051        1.81           572,987        2.20
                                          -----------      ------       -----------      ------       -----------      ------
    Total...............................  $ 1,425,200        4.24%      $ 1,390,593        4.09%      $ 1,256,745        4.82%
                                          ===========      ======       ===========      ======       ===========      ======

                                              AS OF DECEMBER 31,
                                          ---------------------------
                                                     1996
                                          ---------------------------
                                                        PERCENTAGE OF
                                            DOLLAR       RECEIVABLES
                                           AMOUNT(1)     OUTSTANDING
                                          -----------   -------------
Receivables Outstanding.................  $19,717,111      100.00%
                                          ===========      ======
Number of Days Delinquent:(2)
  35-64 days............................  $   349,531        1.77%
  65-94 days............................      244,013        1.24
  95 or more days.......................      538,583        2.73
                                          -----------      ------
    Total...............................  $ 1,132,127        5.74%
                                          ===========      ======

------------

(1) The Dollar Amount reflected includes all amounts due from cardholders as posted to the accounts as of the date specified.

(2) The amount of receivables delinquent 95 or more days as of March 31, 1999, December 31, 1998 and December 31, 1997 is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. The amount of receivables delinquent 95 or more days as of December 31, 1996 is stated on a basis consistent with the Bank's prior policy of charging off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. The policy change was implemented to conform the charge-off policy of the Bank with that of BANK ONE.

                                LOSS EXPERIENCE
                                TRUST PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                        THREE MONTHS     -----------------------------------------
                                           ENDED
                                       MARCH 31, 1999       1998           1997           1996
                                       --------------    -----------    -----------    -----------
Net Losses(1)(2).....................     $421,089        $1,465,749     $1,273,354       $803,857
Net Loss Percentage(3)...............        5.13%             5.17%          5.90%          4.92%

------------

(1) Net Losses shown for the three months ended March 31, 1999 and the year ended December 31, 1998 are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off an account immediately prior to the end of the seventh billing cycle after having become contractually past due. During the year ended December 31, 1997, the Bank's charge-off policy was changed to conform with that of BANK ONE. The prior policy applied for the year ended December 31, 1996.

(2) Net Losses as a percentage of gross charge-offs for March 31, 1999 and for each of the years ended December 31, 1998, 1997 and 1996 were 89.1%, 90.5%, 91.9% and 95.7%, respectively. Gross charge-offs are principal charge-offs before recoveries and do not include the amount of any reductions in principal receivables due to fraud, returned goods or customer disputes.

(3) The Net Loss Percentage represents the average of the net loss percentages for all months during the periods shown calculated as described in "Selected Trust Portfolio Summary Data."

SUMMARY OF MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly principal receivable balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                TRUST PORTFOLIO

                                                  THREE MONTHS      YEAR ENDED DECEMBER 31,
                                                     ENDED         --------------------------
                                                 MARCH 31, 1999     1998      1997      1996
                                                 --------------    ------    ------    ------
Lowest Month...................................      14.54%        13.43%    10.79%     9.54%
Highest Month..................................      16.63%        15.32%    14.66%    11.10%
Monthly Average................................      15.30%        14.16%    12.24%    10.33%

RECEIVABLE YIELD CONSIDERATIONS

     The portfolio yield on the Trust Portfolio for the three months ended March 31, 1999 and for each of the three years contained in the period ended December 31, 1998 is set forth in the table below. The portfolio yields in the table are calculated on a cash basis. Portfolio yield will be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as collections of "discount receivables".

                                YIELD PERCENTAGE
                                TRUST PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                 THREE MONTHS          YEAR ENDED DECEMBER 31,
                                                    ENDED        ------------------------------------
                                                MARCH 31, 1999      1998         1997         1996
                                                --------------   ----------   ----------   ----------
Finance Charges and Fees and Discount
  Receivables.................................    $1,689,768     $5,388,376   $3,807,617   $2,722,289
Average Yield Percentage(1)...................        20.18%         18.86%       17.44%       16.77%

------------
(1) Average Yield Percentage represents the average of the yield percentages for all months during the periods shown calculated as described in "Selected Trust Portfolio Summary Data."

                                THE RECEIVABLES

     The receivables conveyed to the Trust have arisen and will arise in accounts selected by First USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on August 21, 1992 and, with respect to additional accounts, as of the related dates of their designations (the "Trust Portfolio"). The receivables in the Trust Portfolio (including the additional accounts added to the Trust on April 6, 1999 and May 4, 1999), as of the close of business on March 31, 1999, consisted of $33,912,841,512 of Principal Receivables and $1,073,869,490 of finance charge
receivables. On the closing date, the Transferor will deposit $     into the
Finance Charge Account, which will be applied as collections of finance charge receivables received during the initial monthly period and allocated to Series 1999-4. The accounts, including such additional accounts, had an average principal receivable balance of $1,318 (including accounts with a zero balance) and an average credit limit of $8,352. The percentage of the aggregate total receivable balance to the aggregate total credit limit was 16.3%.

     As of March 31, 1999, cardholders whose accounts are included in the Trust Portfolio, including such additional accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of March 31, 1999, 71% of the accounts, including such additional accounts, were premium accounts and 29% were standard accounts, and the aggregate principal receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal receivables, were 83% and 17%, respectively.

     The following tables summarize the Trust Portfolio (including the additional accounts added to the Trust on April 6, 1999 and May 4, 1999 by various criteria as of the close of the business on March 31, 1999. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF                       PERCENTAGE OF
                                                        TOTAL                               TOTAL
                                      NUMBER OF        NUMBER           AMOUNT OF         AMOUNT OF
ACCOUNT BALANCE                        ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
---------------                       ----------    -------------    ---------------    -------------
Credit Balance......................     333,111          1.3%       $   (66,508,225)        (0.2)%
No Balance..........................  13,148,581         51.1                     --           --
$0.01 to $2,000.00..................   6,770,091         26.3          4,116,427,614         11.8
$2,000.01 to $5,000.00..............   3,039,497         11.8         10,506,583,941         30.0
$5,000.01 to $10,000.00.............   1,914,970          7.4         13,312,125,444         38.0
$10,000.01 or More..................     530,224          2.1          7,118,082,228         20.4
                                      ----------        -----        ---------------        -----
     TOTAL..........................  25,736,474        100.0%       $34,986,711,002        100.0%
                                      ==========        =====        ===============        =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF                       PERCENTAGE OF
                                                        TOTAL                               TOTAL
                                      NUMBER OF        NUMBER           AMOUNT OF         AMOUNT OF
CREDIT LIMIT RANGE                     ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------                    ----------    -------------    ---------------    -------------
$0.00 to $2,000.00..................   2,564,959         10.0%       $   835,851,990          2.4%
$2,000.01 to $5,000.00..............   6,013,183         23.4          6,308,506,234         18.0
$5,000.01 to $10,000.00.............   9,248,710         35.9         12,961,382,994         37.1
$10,000.01 or More..................   7,909,622         30.7         14,880,969,784         42.5
                                      ----------        -----        ---------------        -----
     TOTAL..........................  25,736,474        100.0%       $34,986,711,002        100.0%
                                      ==========        =====        ===============        =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                              PERCENTAGE OF                       PERCENTAGE OF
                                                                  TOTAL                               TOTAL
                                                NUMBER OF        NUMBER           AMOUNT OF         AMOUNT OF
PAYMENT STATUS (DAYS CONTRACTUALLY DELINQUENT)   ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
----------------------------------------------  ----------    -------------    ---------------    -------------
Not Delinquent...........................       25,060,178         97.4%       $32,119,278,042         91.9%
Up to 34 Days............................          383,658          1.5          1,441,856,448          4.1
35 to 64 Days............................          103,496          0.4            470,574,747          1.3
65 to 94 Days............................           63,186          0.2            309,129,630          0.9
95 or More Days..........................          125,956          0.5            645,872,135          1.8
                                                ----------        -----        ---------------        -----
     TOTAL...............................       25,736,474        100.0%       $34,986,711,002        100.0%
                                                ==========        =====        ===============        =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF                       PERCENTAGE OF
                                                        TOTAL                               TOTAL
                                      NUMBER OF        NUMBER           AMOUNT OF         AMOUNT OF
ACCOUNT AGE                            ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
-----------                           ----------    -------------    ---------------    -------------
Less than or equal to 6 Months......   3,342,894         13.0%       $ 4,998,767,315         14.3%
Over 6 Months to 12 Months..........   3,363,375         13.1          4,362,435,481         12.5
Over 12 Months to 24 Months.........   7,087,346         27.5          8,699,886,034         24.9
Over 24 Months to 36 Months.........   3,385,548         13.2          4,210,505,291         12.0
Over 36 Months to 48 Months.........   2,894,871         11.2          4,797,840,642         13.7
Over 48 Months to 60 Months.........   2,772,807         10.8          3,736,008,384         10.6
Over 60 Months......................   2,889,633         11.2          4,181,267,855         12.0
                                      ----------        -----        ---------------        -----
     TOTAL..........................  25,736,474        100.0%       $34,986,711,002        100.0%
                                      ==========        =====        ===============        =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                                                          PERCENTAGE                       PERCENTAGE
                                                                           OF TOTAL                         OF TOTAL
                                                            NUMBER OF     NUMBER OF        AMOUNT OF        AMOUNT OF
                          STATE                              ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
                          -----                             ----------    ----------    ---------------    -----------
Alabama...................................................    303,817         1.2%      $   428,991,618         1.2%
Alaska....................................................     53,070         0.2            93,591,835         0.3
Arizona...................................................    450,247         1.7           629,073,314         1.8
Arkansas..................................................    206,958         0.8           276,218,201         0.8
California................................................  2,890,738        11.3         4,409,214,943        12.7
Colorado..................................................    490,050         1.9           638,839,199         1.8
Connecticut...............................................    384,429         1.5           541,436,118         1.5
Delaware..................................................     80,824         0.3           109,916,069         0.3
District of Columbia......................................     42,855         0.2            66,487,708         0.2
Florida...................................................  1,596,529         6.2         2,179,344,555         6.2
Georgia...................................................    581,133         2.3           866,604,253         2.5
Hawaii....................................................    105,030         0.4           167,071,280         0.5
Idaho.....................................................    115,010         0.4           156,200,075         0.4
Illinois..................................................  1,167,088         4.5         1,519,309,472         4.3
Indiana...................................................    588,205         2.3           716,750,148         2.0
Iowa......................................................     76,058         0.3           100,301,225         0.3
Kansas....................................................    241,249         0.9           313,093,718         0.9
Kentucky..................................................    416,902         1.6           453,715,962         1.3
Louisiana.................................................    420,344         1.6           559,161,250         1.6
Maine.....................................................    104,482         0.4           136,132,871         0.4
Maryland..................................................    512,044         2.0           771,016,502         2.2
Massachusetts.............................................    703,984         2.7           888,791,642         2.5
Michigan..................................................    818,453         3.2         1,127,221,092         3.2
Minnesota.................................................    390,923         1.5           439,498,039         1.3
Mississippi...............................................    173,424         0.7           235,492,539         0.7
Missouri..................................................    478,736         1.9           606,521,436         1.7
Montana...................................................     92,423         0.4           122,024,331         0.3
Nebraska..................................................    160,496         0.6           174,126,104         0.5
Nevada....................................................    192,143         0.7           321,696,879         0.9
New Hampshire.............................................    118,775         0.5           164,264,362         0.5
New Jersey................................................    881,319         3.4         1,209,396,423         3.5
New Mexico................................................    153,478         0.6           219,241,333         0.6
New York..................................................  1,715,360         6.7         2,363,896,845         6.8
North Carolina............................................    560,999         2.2           743,040,140         2.1
North Dakota..............................................     56,516         0.2            64,302,772         0.2
Ohio......................................................  1,456,805         5.7         1,729,906,189         4.9
Oklahoma..................................................    380,124         1.5           498,303,911         1.4
Oregon....................................................    372,816         1.4           507,146,755         1.4
Pennsylvania..............................................  1,148,032         4.5         1,349,820,079         3.9
Rhode Island..............................................    103,115         0.4           137,930,305         0.4
South Carolina............................................    267,765         1.0           348,232,101         1.0
South Dakota..............................................     59,307         0.2            72,878,760         0.2
Tennessee.................................................    384,577         1.5           473,882,058         1.4
Texas.....................................................  2,162,270         8.4         3,230,025,594         9.2
Utah......................................................    203,646         0.8           236,311,557         0.7
Vermont...................................................     54,977         0.2            74,214,776         0.2
Virginia..................................................    632,190         2.5           909,797,599         2.6
Washington................................................    614,175         2.4           893,788,406         2.6
West Virginia.............................................    182,012         0.7           227,509,865         0.7
Wisconsin.................................................    267,140         1.0           306,230,321         0.9
Wyoming...................................................     52,119         0.2            67,425,330         0.2
Other U.S. territories....................................     71,313         0.3           111,323,143         0.3
                                                            ----------      -----       ---------------       -----
        TOTAL.............................................  25,736,474      100.0%      $34,986,711,002       100.0%
                                                            ==========      =====       ===============       =====

     Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of March 31, 1999 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.